Exhibit 10.1

Silicon Valley Bank

Limited Waiver and

Amendment to Loan Documents

Borrower:	InternapNetwork Services Corporation
Date:	November 18, 2004

THIS LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is entered into between Silicon Valley Bank (“Silicon”) and the borrower named above (“Borrower”).

Silicon and Borrower agree to amend the Loan and Security Agreement between them, dated October 21, 2002 (as otherwise amended, if at all, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1. Waiver of Default. Borrower has advised Silicon that Borrower has failed to comply with the Minimum Cash EBITDA Financial Covenant set forth in Section 5 of the Amended and Restated Schedule to Loan and Security Agreement entitled “5. FINANCIAL COVENANTS (Section 5.1)” for the reporting period ending September 30, 2004 (the “Covenant Default”). Silicon and Borrower agree that the Borrower’s Covenant Default is hereby waived. It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

2. Modified EBITDA Definition. The definition of “EBITDA” set forth in Section 5 of the Amended and Restated Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

“EBITDA” shall mean Borrower’s earnings before interest, taxes, depreciation, amortization and other expenses of Borrower that are both non-recurring and non-cash expenses and Borrower’s non-cash stock option expenses, all as determined in accordance with generally accepted accounting principles, consistently applied.

3. Modified Form 10-Q Quarterly Reporting Requirement. The Borrower’s Form 10-Q quarterly reporting requirement set forth in paragraph 5 of Section 6 of the Amended and Restated Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

5. Borrower’s Form 10-Q, including financial statements, as soon as available, and in any event within forty-five days after the end of each fiscal quarter; provided, however, if Borrower does not satisfy the $40 Million Requirement, then monthly unaudited financial statements, as soon as available, and in any event within thirty days after the end of each month.

4. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct as of the date hereof.

5. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower: INTERNAP NETWORK SERVICES CORPORATION		Silicon: SILICON VALLEY BANK

By	/S/ DAVID A. BUCKEL	By	/S/ DALE KIRKLAND
	President or Vice President	Title	Senior Vice President

By	/S/ WALTER G. DESOCIO
Secretary or Ass’t Secretary

CONSENT

The undersigned acknowledges that the undersigned’s consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

CO SPACE, INC.		CO SPACE CONSTRUCTION, LLC

By	/S/ DAVID A. BUCKEL	By:	Co Space Services, LLC, its sole member
Title	Vice President and CFO	By:	Co Space, Inc., its sole member

By	/S/ WALTER G. DESOCIO	By	/S/ DAVID A. BUCKEL
	Secretary or Ass’t Secretary	Title	Vice President and CFO

CO SPACE SERVICES, INC.		CO SPACE SERVICES TEXAS, L.P.

By:	Co Space, Inc., its sole member	By:	Co Space Services, LLC, its general partner

By	/S/ DAVID A. BUCKEL	By:	Co Space, Inc., its sole member
Title	Vice President and CFO
		By	/S/ DAVID A. BUCKEL
		Title	Vice President and CFO

CO SPACE PROPERTIES, LLC		CO SPACE PROPERTIES TEXAS, L.P.

By:	Co Space, Services, LLC, its sole member	By:	Co Space Services, LLC, its general partner

By:	Co Space, Inc., its sole member	By:	Co Space, Inc., its sole member

By	/S/ DAVID A. BUCKEL	By	/S/ DAVID A. BUCKEL
Title	Vice President and CFO	Title	Vice President and CFO

VPNX.COM, INC.

By	/S/ DAVID A. BUCKEL
Title	Vice President and CFO